UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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International Flavors & Fragrances Inc.
(Name of Registrant as Specified In Its Charter)
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INTERNATIONAL FLAVORS & FRAGRANCES INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Shareholder Meeting to be held on April 28, 2009

Proxy Materials Available
•	Notice and Proxy Statement

•	Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or request that a paper or e-mail copy be sent to you for this meeting or for future meetings. There is NO charge for requesting a paper or email copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 4/14/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET - www.proxyvote.com

2)	BY TELEPHONE - 1-800-579-1639

3)	BY E-MAIL - sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	4/28/09
Meeting Time:	10:00 a.m., Eastern Time
For holders as of:	3/2/09

Meeting Location:

International Flavors & Fragrances Inc.
521 West 57th Street
New York, NY 10019
(Please enter at 533 West 57th Street)

Meeting Directions:

For directions to the Annual Meeting please call:
IFF Operator - (212) 765-5500

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot in order to vote.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 27, 2009, or if you are voting as a participant in the Company’s Retirement Investment Fund Plans (401(k) Plans), up until 11:59 P.M. Eastern Time on April 23, 2009. Have this notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote "FOR" each of the director nominees listed in Item 1 below and "FOR" Item 2.
1.	ELECTION OF DIRECTORS

	Nominees: 1a. Margaret Hayes Adame 1b. Robert M. Amen	2. 3.
To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2009.

Transaction of any other business that may properly come before the meeting.

1c.  Marcello Bottoli

1d.  Linda B. Buck

1e.  J. Michael Cook

1f.  Peter A. Georgescu

1g.  Alexandra A. Herzan

1h.  Henry W. Howell, Jr.

1i.  Katherine M. Hudson

1j.  Arthur C. Martinez

1k.  Burton M. Tansky

1l. Douglas D. Tough

THIS IS NOT A PROXY CARD. If you wish to cast your vote on a traditional proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions set forth in this Notice.